SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

-----------------------------------------------------------------------------

                                     Maxim Series Fund, Inc.
                                     -----------------------
                       (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------------------

       (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11. (1) Title of Each class of securities to which transaction applies:

               ----------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------

               (4) Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------

               (5) Total fee paid:
               ----------------------------------------------------------

        [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:
               ----------------------------------------------------------
               (2) Form, Schedule or Registration No.:
               ----------------------------------------------------------
               (3) Filing Party:
               ----------------------------------------------------------
               (4) Date Filed:
               ----------------------------------------------------------

                                               MAXIM SERIES FUND, INC.

                           Executive Offices:        8515 East Orchard Road
                                                     Englewood, Colorado 80111

                                                  Mailing Address: P.O. Box 1700
                                                          Denver, Colorado 80201
                                                                  April 28, 2000


                        NOTICE OF MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.:

         You are hereby notified that, pursuant to the bylaws of Maxim Series Fund, Inc. ("the Fund"), a meeting of its shareholders ("the Meeting") will be held at 8515 East Orchard Road, Englewood, Colorado on Thursday, May 25, 2000 at 9:30 a.m., Mountain Time, for the following purposes:

1. To elect five directors to serve until their successors are elected and qualified.

2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Fund for its fiscal year ending December 31, 2000.

3. To approve the change of the Maxim Growth Index Portfolio's subclassification from diversified to non-diversified.

4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on February 25, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts and variable life insurance policies and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios of the Fund.

         You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                                             By Order of the Board of Directors,

                                                     /s/ Beverly A. Byrne

                                                     Beverly A. Byrne
                                                     Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy card promptly.

                                 PROXY STATEMENT

                             MAXIM SERIES FUND, INC.

                                Executive Offices:        8515 East Orchard Road
                                                       Englewood, Colorado 80111

                                Mailing Address:                   P.O. Box 1700
                                                          Denver, Colorado 80201

                                                                  April 28, 2000

                             MEETING OF SHAREHOLDERS

Introduction

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. ("the Fund"), a Maryland corporation, to be voted at the 2000 Annual Meeting of Shareholders of the Fund ("the Meeting"), to be held at 8515 East Orchard Road, Englewood, Colorado, on Thursday, May 25, 2000 at 9:30 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be April 28, 2000.

         The Board of Directors has fixed the close of business on February 25, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Owners of contracts ("Contractowners") issued through the Series Accounts (as that term is defined below) by Great-West Life & Annuity Insurance Company ("GWL&A") who have allocated contract value to one or more of the Fund's Portfolios as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio with respect to which a proposal applies. Shares of the Portfolios are sold to certain qualified retirement plans and to the Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account to fund certain variable life insurance policies issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." Each of the Series Accounts is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. In addition, shares of the Portfolios are sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and to the TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account is not being solicited.

         The investment adviser to the Fund is GW Capital Management, LLC. ("GWCM"), 8515 East Orchard Road, Englewood, Colorado 80111, a wholly owned subsidiary of GWL&A. The principal underwriter to the Fund is One Orchard Equities, Inc., 8515 East Orchard Road, Englewood, Colorado 80111, a wholly owned subsidiary of GWL&A.

         The Series Accounts own shares of the Portfolios on behalf of Contractowners. In accordance with the Fund's view of present applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series
Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Shares as to which no timely instructions are received, shares owned by qualified retirement plans, shares owned by The Great-West Life Assurance Company ("Great-West"), which provided initial capital to the Fund, and shares owned by the Qualified Series Account, FutureFunds Series Account II, and TNE Series (k) Account will be voted by GWL&A in proportion to the voting instructions that are received from Contractowners. Voting instructions to abstain on any proposal will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or its agents or affiliates personally or by telephone.

         The following table indicates the eligible voters with respect to the proposals being presented at the meeting:

======================================== ===================================== =====================================
Proposal                                                Summary                           Eligible Voters
======================================== ===================================== =====================================
======================================== ===================================== =====================================
1.  Election of Directors                A proposal regarding the election     All Contractowners having an
                                         of the members of the Board of        interest in any investment option
                                         Directors of Maxim Series Fund,       corresponding to any Portfolio of
                                         Inc. to serve until their             Maxim Series Fund.
                                         successors are elected and
                                         qualified.
---------------------------------------- ------------------------------------- -------------------------------------
2.  Ratification of Auditors             A proposal regarding the              All Contractowners having an
                                         ratification of the selection of      interest in any investment option
                                         Deloitte & Touche as independent      corresponding to any Portfolio of
                                         auditors for Maxim Series Fund,       Maxim Series Fund.
                                         Inc. for the fiscal year ending
                                         December 31, 2000.
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
3.  Approval of Change Relating to       A proposal regarding the approval     Only Contractowners having an
Maxim Growth Index Portfolio             of a change in the                    interest in an investment option
                                         subclassification of Maxim Growth     corresponding to the Maxim Growth
                                         Index Portfolio from diversified to   Index Portfolio.
                                         non-diversified.
======================================== ===================================== =====================================

         If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from Contractowners will be voted in favor of the proposals.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. At any adjournment of the Meeting, the persons named as proxies will cast votes in accordance with those voting instructions timely submitted prior to the Meeting. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Management of the Fund knows of no other business, other than that set forth in Proposals 1, 2, and 3, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

         The Fund presently consists of thirty-six Portfolios, each of which issues a separate class of common stock. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

         As of the Record Date, no persons other than the Series Accounts, Qualified Series Account, FutureFunds II Series Account, TNE Series (k) Account, and Great-West were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares. The Directors and executive officers of the Fund did not own any shares of the Portfolios. The number of shares outstanding for each Portfolio and the number of shares of each Portfolio held by these respective entities are set forth in the table below.

--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Portfolio                   Total Aggregate   Pinnacle       Maxim Series   FutureFunds       Retirement Plan   Qualified
                            Shares            Series         Account        Series Account    Series Account    Series Account
                                              Account

--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Money Market                658,961,380.927   430,623.600    3,596121.030   102,780,407.210   5,118,216.120     63,940.330
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Bond                        52,948,268.523    308,237.080    2,584,434.520  38,087,121.883                      120,964.260
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Short-Term Maturity Bond    134,861,190.099                                                   312,713.160
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
U.S. Government Securities  70,808,963.407    901,363.750    6,081,827.080  39,341,885.727                      0.000
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
U.S. Government Mortgage    154,363,191.544                                                   1,655,365.380     0.000
Securities
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Stock Index                 285,400,303.204   720,949.850    7,600,878.500  170,802,973.324   5,592,225.820     1,073,403.140
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Value Index                 210,042,501.206                  21,259.840     3,937,637.060     6,257,787.920
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Growth Index                161,427,343.871                  486,968.300    9,264,001.750     8,620,377.240
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
INVESCO Small-Cap Growth    72,815,491.464                   562,418.520    29,245,944.630
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
INVESCO ADR                 60,892,561.692                   246,060.850    6,372,768.930     1,169,947.720
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
T. Rowe Price               104,071,329.209                  1,042,947.220  50,595,640.950    0.000
Equity/Income
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
INVESCO Balanced            120,156,908.560                  1,911,218.460  80,009,997.01
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Loomis Sayles Corporate     177,274,438.581                  893,624.500    18,324,162.470    1,897,496.130
Bond
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Global Bond                 9,269,431.950
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Ariel MidCap Value          40,553,336.778                   542,139.980    34,256,428.048
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
T.Rowe Price MidCap Growth  129,448,382.810                  272,427.640    11,845,676.210    3,651,340.370
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Aggressive Profile I        16,773,327.941                   101,319.000    16,672,008.941
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Moderately Aggressive       32,516,076.996                   351,784.280    32,164,292.716
Profile I
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Moderate Profile I          26,547,892.299                   325,822.610    26,222,069.689
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Moderately Conservative     13,239,663.111                   64,595.360     13,175,067.751
Profile I
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Conservative Profile I      15,903,788.975                   118,121.290    15,785,667.685
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Aggressive Profile II       521,602.689
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Moderately Aggressive       585,925.213
Profile II
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Moderate Profile II         485,302.614
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Moderately Conservative     183,200.952
Profile II
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Conservative Profile II     92,359.995
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Templeton International     66,459,543.682                                  29,415,327.250
Equity
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Founders Growth & Income    114,175,408.244                  64,972.670     3,448,092.850     4,878,311.710
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Vista Growth & Income       84,126,469.765
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Loomis Sayles Small-Cap     62,430,952.705                                  1,564,074.690     3,641,151.540
Value
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Ariel Small-Cap Value       40,234,358.628                   115,217.710    7,994,703.780     2,972,715.420
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Index 600                   33,756,611.100                   444,261.050    17,593,609.86     3,186,033.340     0.000
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Index 400                   1,004,273.638


--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Bond Index                  104,507,534.271                                 151,280.040       1,024,728.310     11,238.140
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Index Pacific               14,195,009.891
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------
Index European              12,081,863.865
--------------------------- ----------------- -------------- -------------- ----------------- ----------------- ----------------



                                ----------------- ------------------ -----------------

Portfolio                       FutureFunds II    TNE Series (k)     Great-West
                                Series Account    Account


---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Money Market                    482,851,591.217   61,514,987.240
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Bond                            11,847,510.780
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Short-Term Maturity Bond        96,025,055.289    18,520,955.220
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
U.S. Government Securities      6,028,562.800
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
U.S. Government Mortgage        132,667,984.580   19,512,331.384
Securities
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Stock Index                     96,010,313.130
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Value Index                     162,527,828.556   25,387,591.190
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Growth Index                    123,912,415.141   17,329,974.570
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
INVESCO Small-Cap Growth        38,067,641.784    214.950
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
INVESCO ADR                     45,394,316.302    7,704,013.190
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
T. Rowe Price                   52,432,741.039
Equity/Income
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
INVESCO Balanced                38,235,693.090
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Loomis Sayles Corporate         130,602,532.871   19,249,386.060
Bond
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Global Bond                     7,668,466.260     1,442.016.56
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Ariel MidCap Value              5,754,768.750
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
T.Rowe Price MidCap Growth      88,210,536.510    12,951,410.110
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Aggressive Profile I
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Moderately Aggressive
Profile I
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Moderate Profile I
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Moderately Conservative
Profile I
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Conservative Profile I
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Aggressive Profile II           358,760.450       14,077.700         40,000.000
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Moderately Aggressive           330,658.500       29,617.670         30,000.000
Profile II
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Moderate Profile II             354,537.290       65,242.730         30,000.000
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Moderately Conservative         146,642.460       13,265.880         5,000.000
Profile II
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Conservative Profile II         78,426.120        6,551.910          5,000.000
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Templeton International         37,044,216.432
Equity
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Founders Growth & Income        93,881,041.694    11,824,176.660
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Vista Growth & Income           84,126,469.765
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Loomis Sayles Small-Cap         50,174,626.915    6,695,731.150
Value
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Ariel Small-Cap Value           25,246,937.138    3,324,166.690
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Index 600                       10,139,233.350
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Index 400                       27.528
                                                                     1,003,691.090

---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Bond Index                      89,442,413.680    12,546,998.380
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Index Pacific                   12,281,270.231    1,905,803.460
---------------------------     ----------------- ------------------ -----------------
---------------------------     ----------------- ------------------ -----------------
Index European                  10,301,979.005    1,779,090.220
---------------------------     ----------------- ------------------ -----------------

PROPOSAL 1:  ELECTION OF DIRECTORS

         At the Meeting, and in accordance with the bylaws of the Fund, five Directors will be elected to serve until their successors are elected and qualified or until death, resignation, or removal, if earlier. It is the intention of the persons named in the enclosed Proxy to vote in favor of the election of the nominees listed below. Each nominee has consented to serve as a Director, including the three incumbent Directors who are not interested persons of the Fund. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the Proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

         The following information is furnished with respect to the nominees:

Name, Age, and Address                               Other Business Activities During Past Five Years

Rex Jennings (75)                                    President Emeritus, Denver Metro Chamber of
6508 Hollytree Circle                                Commerce (since 1987); Director, Maxim Series Fund, Inc.
Tyler, TX 75703                                      (since 1988); Trustee, Orchard Series Fund (since 1997).

Mitchell T.G. Graye* (44)                            Senior Vice President & Chief Financial Officer, GWL&A
335 Ovida Place                                      (since 1997);  Senior Vice  President & Chief  Financial  Castle
Rock, CO 80104                                       Officer, GWL&A (1993-1997).

Sanford Zisman (60)                                  Attorney, Zisman & Ingraham, P.C.; Director, Maxim
3773 Cherry Creek Dr. N.                             Series Fund, Inc. (since 1982); Trustee, Orchard Series
Suite 250                                            Fund (since 1997).
Denver, CO 80209

Richard P. Koeppe, Ph.D. (68)                        Retired; Superintendent of Denver Public Schools (1988-
8679 E. Kenyon Ave.                                  1990); Director, Maxim Series Fund, Inc. (since 1987);
Englewood, CO 80017                                  Trustee, Orchard Series Fund (since 1997).

William Thomas McCallum* (57)                        Director, President & Chief Executive Officer, GWL&A
32 Sedgwick Drive                                    (since 1990).
Englewood, CO 80110

* "Interested person" of the Fund as defined in the Investment Company Act of 1940.

Committees and Board of Directors Meetings

         The Board of Directors has a standing Audit Committee, which consists, and which after the election of the above named nominees as Directors is expected to consist, of the three Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. During 2000, the committee will be made up of Rex Jennings, Richard P. Koeppe and Sanford Zisman if each is elected. The purpose of the Audit Committee is, on behalf of the Board of Directors, to review financial statements, audit results, internal controls, and other financially oriented Fund activities, and to monitor the exercise of management and external auditor responsibilities. The Board of Directors has not adopted a written charter of the Audit Committee. During 1999, the Audit Committee held one meeting.

         The Board of Directors has a standing Executive Committee, which consists of the two Directors who are "interested persons" of the Fund. The purpose of the Executive Committee is to exercise, as required, the powers and authority of the Board of Directors, within certain limitations as prescribed in the bylaws of the Fund.
         During 1999, the Board of Directors held four meetings. Each of the Directors attended at least 75% of the aggregate of the Board of Directors meetings and meetings of the committee on which he served.

Compensation

         GWCM pays all compensation of officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of Great-West or its subsidiaries. The Fund pays the independent Directors, and during 1999 paid each of the three independent Directors $1,000 per meeting attended and paid all of the actual out-of-pocket expenses of such Directors relating to attendance at meetings, as well as an annual retainer of $10,000 in two installments. Such fees and expenses aggregated $52,000 for the period from January 1, 1999 to December 31, 1999. The following table sets forth for the fiscal year ended December 31, 1999, compensation paid by the Fund to the independent Directors. Directors who are interested persons of the Fund receive no compensation from the Fund.

                                                     Pension or                 Estimated        Total
                           Aggregate                 Retirement Benefits        Annual           Compensation
                           Compensation              Accrued as Part of         Benefits Upon    from Fund Paid
Name of Director  from Fund                 Fund Expenses              Retirement       to Directors1
----------------  ---------                 -------------              ----------       -------------

Rex Jennings               $10,000                   $0                         $0               $15,000
Sanford Zisman             $10,000                   $0                         $0               $15,000
Richard P. Koeppe          $10,000                   $0                         $0               $15,000

1 In addition to the $10,000 annual retainer, each independent director is paid $1,000 per meeting attended.

Officers of the Fund

         The following information is furnished with respect to the officers of the Fund:

Name, Age, and Address              Position         Other Business Activities During Past Five Years

James D. Motz (50)                  President        Executive Vice President of Employee Benefits, GWL&A
8515 East Orchard Road                               (since 1997); Senior Vice President of Employee Benefits,
Englewood, CO 80111                                  GWL&A (1991-1997); Trustee and President, Orchard
                                                     Series Fund; Director, GWCM.

David G. McLeod (37)                Treasurer        Vice President of Investment Operations, GWL&A
8515 East Orchard Road                               (since 1998); Assistant Vice President of Investment
Englewood, CO 80111                                  Administration, GWL&A (1994-1998); Manager of
                                                     Securities   and   Equities
                                                     Administration,       GWL&A
                                                     (1992-1994);     Treasurer,
                                                     Orchard     Series    Fund;
                                                     Director, GWCM.

Bruce Hatcher (36)                 Assistant        Manager of Investment Company Administration, GWL&A
8515 East Orchard Road             Treasurer        (since 1998);  Associate  Manager of Separate
Account Englewood, CO 80111                         Administration, GWL&A (1993-1998).

Beverly. A. Byrne (44)              Secretary        Vice President, Counsel & Associate Secretary,
8515 East Orchard Road                               GWL&A (since 2000); Assistant Vice President,
Englewood, CO 80111                                  Associate Counsel & Assistant Secretary, GWL&A
                                                     (1997-1999); Assistant Counsel and Assistant Secretary,
                                                     GWL&A (1993-1997); Chief Legal & Compliance
                                                     Counsel, One Orchard Equities, Inc.; Secretary,
                                                     Orchard Series Fund; Director, GWCM.

Stock Ownership

         In 1999, none of the Directors or officers of the Fund made any purchases or sales of the outstanding common stock of the Fund, the principal underwriter, the investment adviser, or their affiliates, parents, or subsidiaries.

Recommendation of the Board of Directors

         At a meeting held on April 6, 2000, the Board of Directors, including all of the independent Directors, voted unanimously to nominate the five individuals named above to serve as Directors of the Fund and to recommend to shareholders that they vote "FOR" each of the nominees named in this proposal.

Vote Required

         In order to approve this proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.


PROPOSAL 2:  SELECTION OF INDEPENDENT AUDITORS

         Under this proposal, shareholders are being asked to ratify the selection by the Board of Directors, including all of the independent Directors, of Deloitte & Touche LLP, independent auditors, to examine the financial statements of the Fund for the fiscal year ending December 31, 2000. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

         Audit services for the Fund performed by Deloitte & Touche LLP during the fiscal year most recently completed included examinations of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. Deloitte & Touche LLP also acts as independent auditors for Great-West and all of its subsidiaries and for the other investment companies for which GWCM acts as investment adviser (Great-West Variable Annuity Account A and Orchard Series Fund). Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

Recommendation of the Board of Directors

         At a meeting held on April 6, 2000, the Board of Directors, including all of the independent Directors, voted unanimously to ratify the selection of Deloitte & Touche LLP as independent auditors of the Fund and to recommend to shareholders that they vote "FOR" this proposal.

Vote Required

         In order to approve this proposal, the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting, provided a quorum is present.


PROPOSAL 3: CHANGE OF THE MAXIM GROWTH INDEX PORTFOLIO'S SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

         The Maxim Growth Index Portfolio is classified as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and sub-classified as open-end and diversified. In order to be a "diversified company" at least 75% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. A "non-diversified company" is any management company other than a diversified company and, therefore, is not limited with regard to the portion of its assets that may be invested in the securities of a single issuer. At the Meeting, shareholders of the Maxim Growth Index Portfolio will be asked to approve a change to its sub-classification from diversified to non-diversified.

         The Maxim Growth Index Portfolio seeks to track the investment performance of the S&P/BARRA Growth Index. To achieve this objective, it generally invests in the stocks of a large number of companies; however, if market fluctuations cause the index to be dominated by a small number of companies, the Maxim Growth Index Portfolio must invest a substantial portion of its assets in those few companies in order to track the index. As a result, and as the market values of the Maxim Growth Index Portfolio's largest holdings rise and fall, there may be times when it is diversified under the 1940 Act and other times when it is not. Consistent with its benchmark index, as of April 3, 2000, the Maxim Growth Index Portfolio's top four holdings represented more than 25% of its total assets. These holdings were Microsoft (6.78%), General Electric (7.47%), Cisco Systems (7.15%), and Intel (6.25%). By tracking the composition of its benchmark index, the Maxim Growth Index Portfolio has become non-diversified, although it continues to hold more than 100 stock positions in a variety of market sectors. The Board of Directors has approved the proposed change of the Maxim Growth Index Portfolio's sub-classification from diversified to non-diversified in light of recent rapid appreciation of certain stocks included in the S&P/BARRA Growth Index. The proposed change to non-diversified will increase the Maxim Growth Index Portfolio's investment flexibility and improve its ability to track the S&P/BARRA Growth Index when the benchmark index becomes non-diversified.

         The investment return of a non-diversified company typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified company of comparable size. A non-diversified company typically provides less stable investment returns than a diversified company. Change to non-diversified status would provide greater discretion to enter into more concentrated positions with respect to individual investments. Regardless of whether it is sub-classified as diversified or non-diversified, the Maxim Growth Index Portfolio intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. The diversification test under the Code applies at the end of each fiscal quarter and generally requires that at least 50% of the value of total assets be represented by the types of assets that satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the Maxim Growth Index Portfolio's assets may be invested in the securities of any one issuer. The Maxim Growth Index Portfolio also intends to maintain the level of diversification necessary under the Code to permit investment by separate accounts that fund variable contracts. As discussed above, the Maxim Growth Index Portfolio would not be diversified as defined in the 1940 Act if it fully replicates the S&P/BARRA Growth Index. As a non-diversified company, it will be better able to meet its investment objective.

Recommendation of the Board of Directors

         At a meeting held on April 6, 2000, the Board of Directors evaluated this proposal. Prior to and during the meeting, the Board of Directors requested information it deemed necessary to enable them to determine whether the proposal is in the best interest of the Maxim Growth Index Portfolio and its shareholders. Based upon its review and evaluation of the materials it received, and in consideration of all factors deemed relevant, the Board of Directors determined that this proposal is reasonable and in the best interest of the Maxim Growth Index Portfolio and its shareholders. Accordingly, the Board of Directors, including all of the independent Directors, voted unanimously to approve the proposal and to recommend to shareholders of Maxim Growth Index Portfolio that they vote "FOR" the proposed change.

Vote Required

         In order to approve this proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Maxim Growth Index Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If this proposal is not approved by the shareholders, the Board of Directors will consider other actions that may be taken.


                             ADDITIONAL INFORMATION

Shareholder Proposals

         If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and Form of Proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by December 1, 2000. The expense of preparing, printing and mailing of the enclosed Form of Proxy and accompanying Notice and Proxy Statement will be borne by the Fund.

The Fund will furnish, without charge, a copy of the 1999 annual report and the June 30, 1999 semi-annual report upon request to: Mr. Tim Dombrowsky, 8515 East Orchard Road, Englewood, Colorado 80111; (800) 537-2033, ext. 4538.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                                     /s/ Beverly A.  Byrne

                                                     Beverly A. Byrne
                                                     Secretary
April 28, 2000

                                    PROXY FOR
                      THE ANNUAL MEETING OF SHARHOLDERS OF
                             MAXIM SERIES FUND, INC.

The undersigned hereby appoints David G. McLeod, Beverly A. Byrne, and Arnie A. Beckman, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of Maxim Series Fund, Inc. to be held at 8515 East Orchard Road., Englewood, Colorado, at 9:30 a.m., Mountain Time, on May 25, 2000, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 25, 2000, upon the proposals below and as set forth in the Notice of Meeting of Shareholders and Proxy Statement for such meeting.

1) PROPOSAL TO ELECT DIRECTORS OF THE FUND to serve until their successors are elected and qualified.

                  [  ]  FOR all nominees listed               [  ]  WITHHOLD AUTHORITY to vote
                         below (except as marked                     for any of the nominees listed below
                         to the contrary below)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.

   [  ] R.P. Koeppe     [  ] R. Jennings     [  ] M.T.G. Graye     [  ] W.T. McCallum     [  ] S. Zisman

2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Maxim Series Fund for the fiscal year ending December 31, 2000.

    [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN


3) PROPOSAL TO CHANGE THE SUBCLASSIFICATION OF THE MAXIM GROWTH INDEX PORTFOLIO FROM DIVERSIFIED TO NON-DIVERSIFIED.

    [  ] FOR                  [  ] AGAINST                        [  ] ABSTAIN

INSTRUCTION: Only shareholders of the Maxim Growth Index Portfolio are entitled to vote on this Proposal.

4) In the discretion of the Board of Directors, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified. If no specifications are made, this proxy will be voted in favor of the proposals in accordance with the Board of Directors recommendations. This Proxy is solicited on behalf of the Board of Directors.

Name of Contractowner:

Group Policy No.:                           Certificate No.:

Contractowner Number of Votes:



Dated:                            , 2000    ______________________________
       ---------------------------
                                            Signature of Contractowner


Please sign and date your Proxy and return promptly in the accompanying envelope.